UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 19, 2021 (July 16, 2021)

Zoom Video Communications, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38865	61-1648780
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

55 Almaden Boulevard, 6th Floor

San Jose, California 95113

(Address of principal executive offices and Zip Code)

(888) 799-9666

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.001 par value per share	ZM	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Merger Agreement with Five9, Inc.

On July 16, 2021, Zoom Video Communications, Inc., a Delaware corporation (“Zoom”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) by and among Zoom, Five9, Inc., a Delaware corporation (“Five9”) and Summer Merger Sub, Inc., a Delaware corporation and a direct, wholly owned subsidiary of Zoom (“Merger Sub”). Pursuant to the Merger Agreement, and upon the terms and subject to the conditions therein, at the effective time of the Merger (the “Effective Time”), Merger Sub will merge with and into Five9 (the “Merger”), with Five9 surviving the Merger and continuing as a wholly owned subsidiary of Zoom (Five9, as the surviving entity of the Merger, the “Surviving Corporation”). The Merger Agreement and the consummation of the transactions contemplated thereby have been approved by each of the Five9 board of directors and the Zoom board of directors, and the Five9 board of directors has resolved to recommend to the stockholders of Five9 to approve the transactions contemplated by the Merger Agreement, including the Merger, and adopt the Merger Agreement, subject to its terms and conditions.

Consideration to Five9 Stockholders. Subject to the terms and conditions of the Merger Agreement, at the Effective Time, each issued and outstanding share of common stock, par value $0.001 per share, of Five9 (“Five9 Common Stock”) (other than shares of Five9 Common Stock held by Zoom, Five9 or their respective subsidiaries immediately prior to the Effective Time) will be cancelled and automatically converted into the right to receive 0.5533 shares of class A common stock, par value $0.001 per share of Zoom (“Zoom Class A Common Stock”), without interest (the “Merger Consideration”) and, if applicable, an amount in cash, rounded down to the nearest cent, in lieu of any fractional share interest in Zoom Class A Common Stock to which such holder otherwise would have been entitled. The shares of Zoom Class A Common Stock to be issued in connection with the Merger will be listed on The Nasdaq Global Select Market (“Nasdaq”). The Merger is intended to qualify as a reorganization for U.S. federal income tax purposes.

Treatment of Five9 Equity Awards. The Merger Agreement provides that, at the Effective Time:

•

Each option (whether vested or unvested) to purchase Five9 Common Stock held by any former employee of Five9 or a subsidiary of Five9 or any non-employee director of Five9 will be automatically cancelled and such holders will be entitled to receive the Merger Consideration in respect of each “net share” covered by such option (as determined in accordance with the formula in the Merger Agreement), less applicable withholding of taxes.

•

Each restricted stock unit award relating to shares of Five9 common stock held by any non-employee director of Five9 will vest and be automatically cancelled and such holders will be entitled to receive the Merger Consideration in respect of each share of Five9 Common Stock covered by such restricted stock unit.

•

All other options and restricted stock units relating to Five9 Common Stock other than those held by former employees and non-employee directors of Five9 or a subsidiary of Five9 will be assumed by Zoom and converted automatically into corresponding awards relating to Zoom Class A Common Stock in accordance with the terms set forth in the Merger Agreement.

Conditions to Closing. Under the terms of the Merger Agreement, the completion of the Merger is subject to certain customary closing conditions, including, among others: (i) the approval of the Merger and adoption of the Merger Agreement by the affirmative vote of the holders of at least a majority of the outstanding shares of Five9 Common Stock entitled to vote thereon; (ii) the approval for listing on Nasdaq of the Zoom Class A Common Stock to be issued in the Merger; (iii) the effectiveness of a registration statement on Form S-4 filed by Zoom registering the Zoom Class A Common Stock to be issued in connection with the Merger; (iv) the accuracy of the parties’ respective representations and warranties in the Merger Agreement, subject to specified materiality qualifications; (v) compliance by the parties with their respective covenants in the Merger Agreement in all material respects; (vi) the absence of any law or order restraining, enjoining or otherwise prohibiting the consummation of the Merger; (vii) the expiration or termination of the required waiting period applicable to the Merger under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the receipt of all other required pre-closing approvals, consents or clearances under antitrust laws of certain specified jurisdictions or in connection with certain telecommunications laws; (viii) the receipt by each party of opinions to the effect that the Merger will qualify as a reorganization for U.S. federal income tax purposes; and (ix) the absence of a material adverse effect with respect to Five9 and its subsidiaries on or after the date of the Merger Agreement that is continuing as of immediately prior to the closing.

Representations, Warranties and Covenants. The Merger Agreement contains customary representations, warranties and covenants made by each of Zoom, Merger Sub and Five9, including, among others, the covenants regarding the conduct of their respective businesses during the pendency of the transactions contemplated by the Merger Agreement, public disclosures and other matters. Five9 is required, among other things, not to solicit alternative business combination transactions and, subject to certain exceptions, not to engage in discussions or negotiations regarding an alternative business combination transaction.

Termination Rights. Each of Zoom and Five9 may terminate the Merger Agreement under certain specified circumstances, including (i) if the Merger is not consummated on or before January 16, 2022, subject to two extensions of three months each in order to obtain required regulatory (including telecommunications-related) approvals and one additional extension of three months in order to obtain certain required telecommunications-related approvals, (ii) if the approval of the Five9 stockholders is not obtained, and (iii) if Five9’s board of directors makes an adverse recommendation change with respect to the proposed transaction or to enter into a superior acquisition proposal. In certain circumstances in connection with the termination of the Merger Agreement, including if Five9’s board of directors changes or withdraws its recommendation of the Merger to its stockholders or terminates the Merger Agreement to enter into an agreement with respect to a “superior proposal,” Five9 will be required to pay Zoom a termination fee of $450 million in cash.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by the full text of the Merger Agreement, a copy of which is filed as Exhibit 2.1 hereto and is incorporated by reference herein. The Merger Agreement has been attached to provide investors with information regarding its terms. It is not intended to provide any other factual information about Zoom, Merger Sub or Five9. In particular, the representations, warranties and covenants of each party set forth in the Merger Agreement have been made only for the purposes of, and were and are solely for the benefit of the parties to, the Merger Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosure letters made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Accordingly, the Merger Agreement is included with this filing only to provide investors with information regarding the terms of the Merger Agreement and not to provide investors with any other factual information regarding the parties or their respective businesses. These confidential disclosure letters contain information that modifies, qualifies and creates exceptions to the representations and warranties and certain covenants set forth in the Merger Agreement.

Item 8.01.	Other Events.

On July 18, 2021, Zoom and Five9 issued a joint press release announcing the execution of the Merger Agreement. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

Additional Information and Where to Find It

In connection with the proposed merger, Zoom intends to file with the SEC a registration statement on Form S-4, which will include a document that serves as a prospectus of Zoom and a proxy statement of Five9 (the “proxy statement/prospectus”). After the registration statement has been declared effective by the SEC, the proxy statement/prospectus will be delivered to stockholders of Five9. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, SECURITY HOLDERS OF ZOOM AND FIVE9 ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND OTHER DOCUMENTS RELATING TO THE MERGER THAT WILL BE FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. Investors and security holders will be able to obtain copies of the proxy statement/prospectus (when available) and other documents filed by Zoom and Five9 with the SEC, without charge, through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by Zoom will be available free of charge under the SEC Filings heading of the Investor Relations section of Zoom’s website at https://investors.Zoom.us/. Copies of the documents filed with the SEC by Five9 will be available free of charge under the Financials & Filings heading of the Investor Relations section of Five9’s website at https://investors.Five9.com/.

Forward-Looking Statements

This communication contains forward-looking information related to Zoom, Five9 and the acquisition of Five9 by Zoom that involves substantial risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed or implied by such statements. Forward-looking statements in this communication include, among other things, statements about the potential benefits of the proposed transaction for Zoom, Five9 and their respective customers, Zoom’s plans, objectives, expectations and intentions with respect to the combined company, the size of the opportunity for Zoom in contact centers, the financial condition, results of operations and business of Zoom or Five9, and the anticipated timing of closing of the proposed transaction.

Risks and uncertainties include, among other things, risks related to the ability of Zoom to consummate the proposed transaction on a timely basis or at all; Zoom’s ability to successfully integrate Five9’s operations and personnel; Zoom’s ability to implement its plan, forecasts and other expectations with respect to Five9’s business after the completion of the transaction and realize expected synergies; the satisfaction of the conditions precedent to consummation of the proposed transaction; Zoom’s ability to secure regulatory approvals on the terms expected in a timely manner or at all, especially in light of recent regulatory developments in the United States and elsewhere; the ability to realize the anticipated benefits of the proposed transaction, including the possibility that the expected benefits from the proposed transaction will not be realized or will not be realized within the expected time period; disruption from the transaction making it more difficult to maintain business and operational relationships; any negative effects of the announcement or the consummation of the proposed transaction on the market price of Zoom’s Class A common stock or on Zoom’s operating results; the impact of significant transaction costs and unknown liabilities on Zoom’s operating results; the risk of litigation and/or regulatory actions related to the proposed transaction; the exertion of management’s time and Zoom’s resources, and other expenses incurred in connection with any regulatory or governmental consents or approvals for the transaction; the possibility that competing offers will be made to acquire Five9; the effect of the announcement or pendency of the transaction on Zoom and Five9’s business relationships, operating results, and business generally; the impact of the COVID-19 pandemic and related public health measures on Zoom and Five9’s businesses and general economic conditions; the impact of geopolitical events; Zoom’s service performance and security, including the resources and costs required to avoid unanticipated downtime and prevent, detect and remediate potential security breaches; cyberattacks and security vulnerabilities that could lead to reduced revenue, increased costs, liability claims, or harm to Zoom’s reputation or competitive position; excessive outages and disruptions to Zoom’s online services if Zoom fails to maintain an adequate operations infrastructure; competitive factors, including new market entrants and changes in the competitive environment and increased competition; customer demand for Zoom’s products and services; Zoom and Five9’s ability to attract, integrate and retain qualified personnel; Zoom’s ability to protect its intellectual property rights and develop its brand; Zoom’s ability to develop new services and product features; Zoom’s operating results and cash flow; the impact of the transaction on Zoom’s strategy of acquiring or making investments in complementary businesses, joint ventures, services, technologies and intellectual property rights; changes in tax and other laws, regulations, rates and policies; and the impact of new accounting pronouncements.

These risks, as well as other risks related to the proposed transaction, will be described in the registration statement on Form S-4 and proxy statement/prospectus that will be filed with the SEC in connection with the proposed transaction. While the list of factors presented here is, and the list of factors to be presented in the registration statement on Form S-4 are, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. For additional information about other factors that could cause actual results to differ materially from those described in the forward-looking statements, please refer to Zoom’s and Five9’s respective periodic reports and other filings with the SEC, including the risk factors identified in Zoom’s and Five9’s most recent Quarterly Reports on Form 10-Q and Annual Reports on Form 10-K.

The forward-looking statements included in this communication are made only as of the date hereof. Zoom assumes no obligation and does not intend to update these forward-looking statements, except as required by law.

Participants in the Solicitation

Zoom and Five9 and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information about Zoom’s directors and executive officers is set forth in Zoom’s Form 10-K for the year ended January 31, 2021 and the proxy statement for Zoom’s 2021 Annual Meeting of Stockholders, which were filed with the SEC on March 18, 2021 and May 5, 2021, respectively. Information about Five9’s directors and executive officers is set forth in Five9’s Form 10-K for the year ended December 31, 2020 and the proxy statement for Five9’s 2021 Annual Meeting of Stockholders, which were filed with the SEC on March 1, 2021 and March 29, 2021, respectively. Stockholders may obtain additional information regarding the interests of such participants by reading the registration statement and the proxy statement/prospectus and other relevant materials to be filed with the SEC regarding the proposed merger when they become available. Investors should read the proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions.

No Offer or Solicitation

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

2.1*	Agreement and Plan of Merger, dated as of July 16, 2021, by and among Zoom Video Communications, Inc., Five9, Inc. and Summer Merger Sub, Inc.

99.1	Joint Press Release dated July 18, 2021

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*

Schedules omitted pursuant to Item 601(b)(2) of Regulation S-K. Zoom Video Communications, Inc. agrees to furnish supplementally a copy of any omitted schedule to the SEC upon request; provided, however, that Zoom Video Communications, Inc. may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any schedules so furnished.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Zoom Video Communications, Inc.

Dated: July 19, 2021	By:	/s/ Kelly S. Steckelberg
Kelly Steckelberg
Chief Financial Officer

[Signature Page to Signing 8-K]